Income Taxes	3 Months Ended	12 Months Ended
	Dec. 29, 2018	Sep. 29, 2018
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
U.S. Tax Cuts and Jobs Act
In December 2017, new federal income tax legislation, the “Tax Cuts and Jobs Act” (Tax Act), was signed into law. The most significant impacts on the Company are as follows:

•
Effective January 1, 2018, the U.S. corporate federal statutory income tax rate was reduced from 35.0% to 21.0%. Because of our fiscal year end, the Company’s fiscal 2018 statutory federal tax rate was 24.5%. The Company’s statutory federal tax rate is 21.0% for fiscal 2019 (and thereafter).

•
The Company remeasured its U.S. federal deferred tax assets and liabilities at the rate that the Company expects to be in effect when those deferred taxes are realized (either 24.5% if in 2018 or 21.0% thereafter) (Deferred Remeasurement). The Company recognized a benefit of approximately $2.2 billion from the Deferred Remeasurement, the majority of which was recognized in the first quarter of fiscal 2018. The amount recognized for the quarter ended December 29, 2018 was not material.

•
A one-time tax is due on certain accumulated foreign earnings (Deemed Repatriation Tax), which is payable over eight years. The effective tax rate is generally 15.5% on the portion of the earnings held in cash and cash equivalents and 8% on the remainder. The Company recognized a charge for the Deemed Repatriation Tax of approximately $0.4 billion, the majority of which was recognized in the first quarter of fiscal 2018. The amount recognized for the quarter ended December 29, 2018 was not material. Generally there will no longer be a U.S. federal income tax cost arising from the repatriation of foreign earnings.

•
The Company is eligible to claim an immediate deduction for investments in qualified fixed assets acquired and film and television productions that commenced after September 27, 2017 and placed in service by the end of fiscal 2022. The immediate deduction phases out for assets placed in service in fiscal 2023 through fiscal 2027.

•	Beginning in fiscal 2019:

◦	The domestic production activity deduction is eliminated.

◦	Certain foreign derived income will be taxed in the U.S. at an effective rate of approximately 13% (which increases to approximately 16% in 2025) rather than the general statutory rate of 21%.

◦
Certain foreign earnings will be taxed at a minimum effective rate of approximately 13%, which increases to approximately 16% in 2025. The Company’s policy is to expense the tax on these earnings in the period the earnings are taxable in the U.S.

Intra-Entity Transfers of Assets Other Than Inventory
On September 30, 2018, the Company adopted a FASB standard that requires recognition of the income tax consequences of an intra-entity transfer of an asset (other than inventory) when the transfer occurs instead of when the asset is ultimately sold to an outside party. For the quarter ended December 29, 2018, the Company recorded a $0.1 billion deferred tax asset with an offsetting increase to retained earnings.
Unrecognized Tax Benefits
During the quarter ended December 29, 2018, the Company increased its gross unrecognized tax benefits by $0.1 billion from $0.6 billion to $0.7 billion. In the next twelve months, it is reasonably possible that our unrecognized tax benefits could change due to resolutions of open tax matters and we do not expect that the resolutions will have a material impact.

Income Taxes
U.S. Tax Cuts and Jobs Act
On December 22, 2017, new federal income tax legislation, the “Tax Cuts and Jobs Act” (Tax Act), was signed into law. The most significant impacts on the Company are as follows:

•
Effective January 1, 2018, the U.S. corporate federal statutory income tax rate was reduced from 35.0% to 21.0%. Because of our fiscal year end, the Company’s fiscal 2018 statutory federal tax rate is 24.5%, which is applicable to each quarter of the fiscal year, and will be 21.0% thereafter.

•
The Company remeasured its U.S. federal deferred tax assets and liabilities at the rate that the Company expects to be in effect when those deferred taxes will be realized (either 24.5% for 2018 or 21.0% thereafter). The Company recognized a benefit of approximately $2.1 billion in fiscal 2018 from the deferred tax remeasurement (Deferred Remeasurement).

•
A one-time tax is due on certain accumulated foreign earnings (Deemed Repatriation Tax), which is payable over eight years. The effective tax rate is generally 15.5% on the portion of the earnings held in cash and cash equivalents and 8% on the remainder. The Company recognized a charge for the Deemed Repatriation Tax of approximately $0.4 billion in fiscal 2018. Generally there will no longer be a U.S. federal income tax cost arising from the repatriation of foreign earnings.

•
The Company will generally be eligible to claim an immediate deduction for investments in qualified fixed assets acquired and film and television productions that commenced after September 27, 2017 and are placed in service during fiscal 2018 through fiscal 2022. The immediate deduction phases out for assets placed in service in fiscal 2023 through fiscal 2027.

•	Certain provisions of the Act are not effective for the Company until fiscal 2019 including:

◦	The domestic production activity deduction was eliminated effective for the Company’s fiscal 2019.

◦
Certain foreign derived income will be taxed in the U.S. at an effective rate of approximately 13% (which increases to approximately 16% in 2025) rather than the general statutory rate of 21%. This will be effective for the Company in fiscal 2019.

◦	Certain foreign earnings will be taxed at a minimum effective rate of approximately 13%, which increases to approximately 16% in 2025. This will be effective for the Company in fiscal 2019.
Provision for Income Taxes and Deferred Tax Assets and Liabilities

Income Before Income Taxes	2018	2017	2016

Domestic (including U.S. exports)	$12,914	$12,611	$14,018
Foreign subsidiaries	1,815	1,177	850
	$14,729	$13,788	$14,868

Income Tax Expense/(Benefit)
Current
Federal	$2,240	$3,229	$3,146
State	362	360	154
Foreign (1)	642	489	533
	3,244	4,078	3,833
Deferred
Federal(2)	(1,577)	370	1,172
State	(20)	5	100
Foreign	16	(31)	(27)
	(1,581)	344	1,245
	$1,663	$4,422	$5,078
(1) Includes foreign withholding taxes
(2) Includes the Deferred Remeasurement

Components of Deferred Tax Assets and Liabilities	September 29, 2018	September 30, 2017

Deferred tax assets
Net operating losses and tax credit carryforwards	$(1,437)	$(1,705)
Accrued liabilities	(1,214)	(2,422)
Other	(328)	(386)
Total deferred tax assets	(2,979)	(4,513)
Deferred tax liabilities
Depreciable, amortizable and other property	3,678	5,692
Investment in foreign entities	351	518
Licensing revenues	265	476
Investment in U.S. entities	189	292
Other	88	130
Total deferred tax liabilities	4,571	7,108
Net deferred tax liability before valuation allowance	1,592	2,595
Valuation allowance	1,383	1,716
Net deferred tax liability	$2,975	$4,311

At September 29, 2018 and September 30, 2017, the valuation allowance primarily relates to $1.1 billion and $1.3 billion, respectively, of deferred tax assets for International Theme Park net operating losses primarily in France and Hong Kong, and to a lesser extent, China. The decrease in the valuation allowance is driven by changes in French tax law, which reduced future income tax rates. The noncontrolling interest share of the net operating losses were $0.2 billion and $0.2 billion at September 29, 2018 and September 30, 2017, respectively. The International Theme Park net operating losses have an indefinite carryforward period in France and Hong Kong and a five-year carryforward period in China.
A reconciliation of the effective income tax rate to the federal rate is as follows:

	2018	2017	2016
Federal income tax rate	24.5%	35.0%	35.0%
State taxes, net of federal benefit	1.9	1.7	1.8
Domestic production activity deduction	(1.4)	(2.1)	(1.6)
Earnings in jurisdictions taxed at rates different from the statutory U.S. federal rate	(1.1)	(1.6)	(1.1)
Tax Act(1)	(11.5)	—	—
Other, including tax reserves and related interest	(1.1)	(0.9)	0.1
	11.3%	32.1%	34.2%

(1)	Reflects the impact from the Deferred Remeasurement, net of the Deemed Repatriation Tax
A reconciliation of the beginning and ending amount of gross unrecognized tax benefits, excluding the related accrual for interest, is as follows:

	2018	2017	2016
Balance at the beginning of the year	$832	$844	$912
Increases for current year tax positions	64	61	71
Increases for prior year tax positions	48	13	142
Decreases in prior year tax positions	(135)	(55)	(158)
Settlements with taxing authorities	(161)	(31)	(123)
Balance at the end of the year	$648	$832	$844

The fiscal year-end 2018, 2017 and 2016 balances include $469 million, $444 million and $469 million, respectively, that if recognized, would reduce our income tax expense and effective tax rate. These amounts are net of the offsetting benefits from other tax jurisdictions.
As of the end of fiscal 2018, 2017 and 2016, the Company had $181 million, $234 million and $221 million, respectively, in accrued interest and penalties related to unrecognized tax benefits. During fiscal years 2018, 2017 and 2016, the Company accrued additional interest and penalties of $47 million, $43 million and $22 million, respectively, and recorded reductions in accrued interest and penalties of $100 million, $30 million and $32 million, respectively, as a result of audit settlements and other prior-year adjustments. The Company’s policy is to report interest and penalties as a component of income tax expense.
The Company is no longer subject to U.S. federal examination for years prior to 2016 and is no longer subject to examination in any of its major state or foreign tax jurisdictions for years prior to 2008.
In the next twelve months, it is reasonably possible that our unrecognized tax benefits could change due to the resolution of certain tax matters, which could include payments on those tax matters. These resolutions and payments could reduce our unrecognized tax benefits by $21 million.
In fiscal years 2018, 2017 and 2016, income tax benefits attributable to equity-based compensation transactions exceeded the amounts recorded based on grant date fair value. In fiscal years 2018 and 2017, respectively, $52 million and $125 million of income tax benefits were credited to “Income taxes” in the Consolidated Statements of Income following the adoption of new accounting guidance and in fiscal year 2016, $207 million was credited to shareholders’ equity.